EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form SB-2 No. 333-31947) of MultiMedia Access Corporation and in the related
Prospectus of our report dated March 6, 1998, with respect to the consolidated financial statements of MultiMedia Access Corporation included in this Annual Report (Form 10-KSB) for the year ended December 31, 1997.


                                                               ERNST & YOUNG LLP

Dallas, Texas
March 25, 1998